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                                                                   EXHIBIT 10.11


                                 LEASE AGREEMENT

                                       FOR

                        DULUTH PROFESSIONAL CENTER, L.P.












                        LESSOR:     DULUTH PROFESSIONAL CENTER, L.P.
                        LESSEE:     MICHAEL J. PICKFORD, M.D.
                     SUITE NO.:     240         SQ.FT.  1614
                          TERM:     Five (5) years
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STATE OF GEORGIA        )
                        )
COUNTY OF GWINNETT      )

                                 LEASE AGREEMENT

            THIS LEASE is made and entered into this ___ day of _________, 19__, by and between DULUTH PROFESSIONAL CENTER, L.P., a Georgia limited partnership, with its business office at Suite 530, 975 Johnson Ferry Road, Atlanta, Georgia, 30342, first party (hereinafter called "Landlord"); and

            MICHAEL J. PICKFORD, M.D. second party (hereinafter called "Tenant").

                               W I T N E S S E T H

            WHEREAS, Landlord is the owner of a certain real property located in Land Lot 295 of the 6th District of Gwinnett County, Georgia, as is more particularly described in Exhibit "A" attached hereto and made a part hereof by reference (hereinafter referred to as the "Property");

            WHEREAS, Landlord intends to construct a two-story medical office building (the "Building") on the Property; and

            WHEREAS, Tenant desires to lease space in the Building, and Landlord is willing to lease space in the Building to Tenant, upon the terms, conditions and provisions hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises hereof the mutual benefits to be derived hereby, the payment by Tenant of the Rent reserved herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      PREMISES

            1. Landlord does hereby rent and lease to Tenant and Tenant does hereby rent and lease from Landlord for the practice of otolaryngology following described space (hereinafter called the Premises"):

            Approximately 2,500 square feet of usable space located on the ____ floor of the Building, said Premises to be located approximately as shown on the drawing attached hereto as Exhibit "A-1" and made a part hereof by
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            reference. The Premises shall be prepared for Tenant's occupancy in the manner and subject to the provisions of Exhibit "B" attached hereto and made a part of hereof.

      LEASE TERM

            2. Tenant shall have and hold the Premises for a term commencing on the date (the "Commencement Date") which is the earlier of (i) ten (10) days after the date on which Landlord notifies Tenant that the Premises are substantially complete or (ii) the date Tenant first occupies the Premises for business, and shall terminate at noon on the last day (the "Expiration Date") of the sixtieth (60) full calendar month following the Commencement Date, unless sooner terminated or extended as hereinafter provided. Promptly following the Commencement Date, Landlord and Tenant shall enter into a letter agreement in the form attached hereto as Exhibit "C", specifying the Commencement Date, the Expiration Date, the exact amount of space contained within the Premises and the exact amount of the monthly Base Rent (as hereinafter defined) payable hereunder from the Commencement Date through the first Lease Year, (as hereinafter defined). The Term "Lease Year", as used herein, shall mean each and every twelve (12) month period during the term of this Lease, with the first such twelve (12) month period commencing on the Commencement Date, if the Commencement Date is on the first day of calendar month; and, if not, the first such twelve (12) month period shall commence on the first day of the calendar month immediately following the Commencement Date.

      RENT

            3. Tenant shall pay to Landlord, at Suite, 530, 975 Johnson Ferry Road, Atlanta, Georgia, 30342, or at such other place as Landlord shall designate in writing to Tenant, an annual rental, initially in an amount equal to $21.50 times the number of square feet of usable area contained within the Premises, to the nearest square foot, payable in equal monthly installments (hereinafter referred to as "Base Rent"), due on the first day of each calendar month, in advance, in legal tender of the United States of America, without abatement, demand, deduction or offset whatsoever, except as may be expressly provided in this Lease. One full monthly installment of Base Rent shall be due and payable on the date of execution of this Lease by Tenant for the first month's Base Rent and a like monthly installment of Base Rent shall be due and payable on or before the first day of the


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calendar month following the Commencement Date during the term hereof; provided, that if the Commencement Date should be a date other than the first day of a calendar month, the monthly Base Rent installment paid on the date of execution of this Lease by Tenant shall be prorated to the end of that calendar month, and the excess shall be applied as a credit against the next monthly Base Rent installment. Tenant shall pay, as additional rent hereunder, all other sums due from Tenant to Landlord under this Lease (hereinafter referred to as "Additional Rent") (the term "Rent", as used herein, means all Base Rent and Additional Rent payable hereunder from Tenant to Landlord).

      BASE RENT ADJUSTMENT

            4. Landlord and Tenant agree that the Base Rent set forth in Paragraph 3 above shall be increased annually on the first day of each Lease Year by an amount equal to three (3%) percent of the Base Rent payable hereunder for the previous Lease Year.

      LATE CHARGE

            5. Other remedies from non-payment of Rent notwithstanding, if the monthly Base Rent is not received by Landlord on or before the tenth (10th) day of the month for which the Base Rent is due, or if any other payment due Lessor by Tenant is not received by Landlord on or before the tenth (10th) day of the month next following the month in which such payment is due as herein provided or in which Tenant was invoiced, a late charge of five percent (5%) of such past due amount for each month such amount is pastdue shall be due and payable as Additional Rent in addition to such amounts owned under this Lease.

      PARTIAL PAYMENT

            6. No payment by Tenant or acceptance by Landlord of an amount less than the Rent herein stipulated shall be deemed a waiver of any other Rent due. No partial payment or endorsement on any check or any letter accompanying such payment of Rent shall be deemed an accord and satisfaction, but Landlord may accept such payment without prejudice to Landlord's right to collect the balance of any Rent due under the terms of this Lease or any late charge assessed against Tenant hereunder.


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      CONSTRUCTION OF THIS AGREEMENT

            7. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant of his obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. Time is of the essence of this Agreement.

      USE OF PREMISES

            8. Tenant shall use and occupy the Premises only as an office for professional services associated with Tenant's practice of medicine or dentistry, as aforesaid, and for no other purpose whatsoever, and such use shall be performed in strict compliance with the Code of Ethics of such profession. The Premises shall not be used for any unlawful purpose, nor shall Tenant cause, maintain or allow any nuisance in the Premises or the Building nor use or allow the use of the Premises for any purpose in violation of zoning requirements and conditions applicable thereto or of any valid regulation of any governmental body, nor in any manner to create any trespass or to vitiate the insurance or increase the rate of insurance on the Premises or the Building. If Tenant, or any physician practicing with Tenant, loses his license or is convicted of a felonious criminal offense, Landlord shall have the right, at Landlord's election, to terminate this Lease.

      DEFINITIONS

            9. "Landlord," as used in this Lease, shall include first party, its representatives, assigns and successors in title to the Premises. "Tenant" shall include second party, his heirs and representatives, and, if this Lease shall be validly assigned or sublet, shall also include Tenant's assignees or sublessees, as to the Premises, or portion thereof, covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation (and if a corporation, its officers, employees, agents or attorneys), partnership or individual, as may fit the particular parties.


      REPAIRS BY LANDLORD

            10. Tenant, by taking possession of the Premises, shall accept and shall be held to have accepted the Premises as suitable for the use intended by this Lease. Landlord shall not


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be required, after possession of the Premises has been delivered to Tenant, to make any repairs or improvement to the Premises, except, on written notice from Tenant, repairs necessary for safety and tenantability, and customary office building maintenance. Landlord shall be responsible for repair of exterior walls, common areas and structural and mechanical repairs, provided such repairs are not occasioned by Tenant, Tenant's invitees or anyone in the employ or control of Tenant.


      REPAIRS BY TENANT

            11. Tenant shall, at its own cost and expense, maintain the Premises in a neat and clean, first class condition, including all necessary repairs and replacements. Tenant shall further, at his own cost and expense, repair or restore any damage or injury to all or any part of the Building caused by Tenant or Tenant's agents, employees, invitees, licensees, visitors or contractors, including but not limited to any repairs or replacements necessitated by (i) the construction or installation of improvements to the Premises by or on behalf of Tenant, (ii) the installation, use or operation of Tenant's property, or (iii) the moving of any property into or out of the Premises; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make the repairs and replacements and the costs of such repairs or replacements shall be charged to Tenant as Additional Rent and shall become due and payable by Tenant with the monthly installment of Base Rent next due hereunder.

      ALTERATIONS AND IMPROVEMENTS

            12. Tenant shall not make or allow to be made any alterations, physical additions or improvements in or to the Premises without first obtaining in writing Landlord's written consent for such alterations or additions, which shall be at the sole discretion of Landlord. Any alterations, physical additions or improvements shall at once become the property of Landlord; provided, however, Landlord, at its option, may require Tenant to remove any physical additions or improvements in or to restore the Premises to the condition existing at the time Tenant took possession. All costs of alterations, additions or improvements shall be borne by Tenant. Landlord shall, under no circumstances during the term of this Lease, or any extensions or renewals thereof, be required to carry any insurance on or to indemnify any party in case of any damage or loss to said alterations, additions or improvements or to improvements made by Landlord for


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the benefit of Tenant; and, provided further, that under no circumstances shall
Landlord be required to pay, during the term of this Lease and any extensions or renewals thereof, any ad valorem or property tax on such alterations, additions or improvements, Tenant hereby covenanting to pay all such taxes when they become due. In the event any alterations, additions, improvements or repairs are to be performed by contractors or workmen other than Landlord's contractors or workmen, any such contractors or workmen must first be approved by Landlord. Landlord agrees to assign to Tenant any rights it may have against the contractor of the Premises with respect to any work performed by said contractor in connection with improvements made by Landlord at the request of Tenant.

      OPERATING EXPENSES

            13. (a) Tenant agrees to reimburse Landlord, as Additional Rent hereunder, and under any extensions or renewals of this Lease, for Tenant's share of the annual Operating Expenses of the Building and related common areas, including the parking areas, in excess of the amount of $5.50 per average occupied usable square foot per year within the Building (hereinafter called the "Base Rate"). The average occupied usable square feet within the Building shall be determined for each calendar year by (i) adding the total usable square feet occupied within the Building as of the first day of each calendar month of such calendar year for each month of such calendar year; and (ii) dividing the sum derived in (i) above by twelve (12). Tenant's share of the excess Operating Expenses shall be determined by multiplying such excess amount per average occupied usable square foot within the Building by the number of usable square feet contained within the Premises (hereinafter called "Tenant's Share"); PROVIDED, HOWEVER, if Tenant has not occupied the Premises for a full calendar year during the year in which the term of this Lease commences, Tenant's Share shall be prorated based on the number of months and fractions thereof in which Tenant has occupied the Premises during such year. Operating Expenses for the first year in which any portion of the Building is occupied, if less than a full calendar year, shall be determined by (i) dividing the total Operating Expenses for such year by the number of months and fractions thereof during such first year in which any portion of the Building is occupied; then (ii) dividing the quotient derived in (i) above by the average amount of net usable square feet occupied in the Building during such fractional year; and then (iii) multiplying the quotient derived in (ii) above by twelve (12) months, as though the Building were occupied and operating for a full calendar year.


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                  (b) Operating Expenses shall be all those expenses of
operating, servicing, managing and maintaining the Building and common areas, including the parking facilities on the Property, in a manner deemed by Landlord reasonable and appropriate and in the best interest of the tenants of the Building. Operating Expenses include, without limitation, the following:


                  (1) All taxes and assessments, which shall include real and personal property ad valorem taxes, and any and all costs and expenses incurred by Landlord in seeking a reduction of any such taxes and assessments. However, Tenant shall not be obligated for taxes on the net income from the operation of the Building and parking facilities, unless there is imposed in the future a tax on rental income on the Building in lieu of the real property ad valorem taxes, in which event such tax shall be deemed an Operating Expense.

                  (2) Insurance, including, without limitation, liability and comprehensive coverage.

                  (3) Utility charges, including, without limitation, water, power, heating, lighting, ventilation, sanitary sewer and air conditioning, but not including those utility charges actually paid by Tenant.

                  (4) Janitorial and maintenance expenses, including:

                      (i) The wages, salaries and customary benefits of all
                  employees engaged in the operation and maintenance of the Building and common areas, including the parking facilities; any such service shall be at a competitive rate as established in Metropolitan Atlanta, including the employer's social security taxes and any other taxes which may be levied on such wages and salaries.

                     (ii) Janitorial services and janitorial supplies and other materials used in the operation and maintenance of the Building.


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                    (iii) The cost of maintenance and service agreements on
                  equipment, window cleaning, grounds maintenance, pest control, security, trash and snow removal, and other similar services or agreements.


                  (5) Management expense, including, without limitation,
            management fees and expenses paid pursuant to a negotiated management contract, the terms and conditions of which shall be customary and competitive in Metropolitan Atlanta.

                  (6) The costs, including interest, amortized over its useful life, of any capital improvement made to the Building or common areas, including the parking facilities, by or on behalf of Landlord after the date of this Lease which is required under any governmental law or regulation that was not applicable to the Building or common areas, including the parking facilities, at the time of its construction, and of the acquisition and installation of any device or equipment designed to improve the operating efficiency of any system within the Building or common areas, including the parking facilities.

                  (7) All services, supplies, repairs, replacements or other expenses directly and reasonably associated with servicing, maintaining, managing and operating the Building and common areas (including the parking facilities), including, but not limited to lobby and other common use areas and vehicular and pedestrian traffic areas.

                        (c) As soon as practicable after December 31 of each
            year during the term of this Lease, Landlord shall furnish to Tenant an itemized statement of such Operating Expenses per square foot of average occupied usable area contained within the Building for the calendar year then ended. Tenant may have access to Landlord's records in order to audit or otherwise verify such expenses.

            Tenant's Share of the net Operating Expenses over the Base Rate, if any, shall be paid as follows:


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                      (i) For the first calendar year or portion thereof of the
            term of this Lease, Tenant's share of any excess Operating Expenses shall be payable within thirty (30) days after Tenant receives the annual statement, and shall be prorated based on the number of calendar days Tenant has occupied, or is obligated to occupy, the Premises during such first calendar year if less than a full calendar year.

                     (ii) Commencing with the first month immediately following each calendar year during the term hereof, Tenant shall pay to Landlord, together with his monthly Base Rent as provided in Paragraph 3 hereinabove, as Additional Rent hereunder, an amount equal to one-twelfth (1/12th) of Tenant's Share of any excess Operating Expenses determined for the previous calendar year. In the event at the end of any calendar year, Tenant has paid to Landlord an amount in excess of Tenant's Share of any actual excess Operating Expenses for such calendar year, Landlord shall reimburse to Tenant any such excess amount (or shall apply any such excess amount to any amount then owing to Landlord hereunder, and if none, to the next due installment or installments of Rent due hereunder, at the option of Landlord); and in the event at the end of any calendar year Tenant has paid to Landlord less than Tenant's Share of any actual excess Operating Expenses for such calendar year, Tenant shall pay to Landlord any such deficiency within thirty (30) days after Tenant receives the annual statement.

                  (iii) For the calendar year in which this Lease terminates and is not extended or renewed, the provisions of this paragraph shall apply, but Tenant's Share for such year shall be subject to a prorata adjustment based upon the number of calendar days during said calendar year which Tenant occupies the Premises and shall be computed by using the Operating Expenses for the year ending on December 31 immediately preceding the termination of Tenant's occupancy of the Premises as the Operating Expenses for such last calendar year. Tenant's Share for the final calendar year, if not fully paid with Tenant's monthly Base Rent as provided in (ii) above, shall be paid to Landlord by the latter of sixty (60) days prior to the expiration of the term of this Lease, or any extension or renewal


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            thereof, or thirty (30) days after receipt of the applicable expense statement.


      LANDLORD'S FAILURE TO GIVE POSSESSION

            14. Landlord shall not be liable for damages to Tenant for failure to deliver possession of the Premises to Tenant at the commencement of the term if such failure is due to no fault of Landlord, to the failure of any construction or remodeling of the Premises by Tenant to be completed or to the failure of any previous tenant to vacate the Premises. Landlord will use its best efforts to give possession to the Tenant at the beginning of the Tenant's term. If failure to do so is caused by the act of any previous tenant holding over, Landlord agrees to transfer to Tenant the right to prosecute in his own name any cause of action which Landlord may have against such tenant holding over, Tenant to hold for himself any recovery in such action, except for any amounts due Landlord as Rent hereunder.

      ACCEPTANCE AND WAIVER

            15. Landlord shall not be liable to the Tenant, his agents, employees, guests or invitees (and, if Tenant is a corporation, its officers, agents, employees, guests or invitees) for any damage caused to any of them due to the Building or any part or appurtenances thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from electricity, but Tenant, by moving into the Premises and taking possession thereof, shall accept, and shall be held to have accepted the Premises as suitable for the purposes for which the same are leased, and shall accept and shall be held to have accepted the Building and every appurtenance thereof, and Tenant by said act waives any and all defects therein; provided, however, that this paragraph shall not apply to any damages or injury caused by or resulting from the negligence of Landlord.

      SIGNS AND VENDING MACHINES

            16. Tenant shall not paint or place signs, placards, or other advertisement of any character upon the windows or inside walls of the Premises except with the consent of Landlord, and Tenant shall place no signs upon the outside walls, common areas or the roof of the Premises. Tenant shall not place or maintain any coin operated vending machines within the Premises or the Building without the written consent of Landlord; such


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consent shall not preclude Landlord from charging Tenant for utility costs therefor under Paragraph 21 (b) hereof.

      CARDING

            17. Landlord may card the Premises "For Rent" or with any other appropriate sign at any time within one hundred eighty (180) days prior to the expiration, cancellation or termination of this Lease for any reason and during such one hundred eighty (180) day period may exhibit the Premises to prospective tenants.

      REMOVAL OF FIXTURES

            18. If not in default hereunder, Tenant may, prior to the expiration of the term of this Lease, or any extension thereof, remove any fixtures and equipment which he has placed in the Premises which can be removed without significant damage to the Premises, provided Tenant repairs all damages to the Premises caused by such removal.


      ENTERING PREMISES

            19. Landlord may enter the Premises at reasonable hours provided that Landlord's entry shall not unreasonably interrupt Tenant's business operations and that prior notice is given when case permits (and, if in the opinion of Landlord any emergency exists, at any time and without notice): (a) to make repairs, if any, which Landlord under the terms hereof must make to the Premises, repairs to adjacent premises, or repairs to the Building; (b) to make repairs to the Premises, adjacent premises, or the Building of which Tenant is obligated to make and has failed to make; (c) to inspect the Premises to see that Tenant is complying with all of the terms and conditions hereof and with the rules and regulations hereof; (d) to remove from the Premises any articles or signs kept or exhibited therein in violation of the terms hereof; and (e) to exercise any other right or perform any other obligation that Landlord has under this Lease. Landlord shall be allowed to take all material into and upon the Premises that may be required to make any repairs, improvements and additions, or any alterations, without in any way being deemed or held guilty of trespass or any eviction of tenant. The Rent reserved herein shall in no wise abate while said repairs, alterations or additions are being made and Tenant shall not be entitled to maintain a set-off or counterclaim for damages against Landlord by reason of loss from interruption to the business of Tenant because of the prosecution of any such work.


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All such repairs, decorations, additions and improvements shall be done during ordinary business hours, or, if any such work is at the request of Tenant to be done during any other hours, the Tenant shall pay all overtime and other extra costs as additional Rent hereunder.

      PLUMBING STOPPAGE

            20. Tenant shall be responsible for stopped-up drains where such stoppage is caused by the introduction of foreign objects not intended for disposal in such drains; and, if Landlord shall repair such drains, Tenant shall reimburse Landlord, as Additional Rent, for the cost of such repairs, together with the cost of any repairs or damage to the Premises or the Building and the property of other tenants which results from such stoppage.

      SERVICES OF LANDLORD

            21. (a) The normal business hours of the Building shall be from 8:00 A.M. to 6:00 P.M. on Monday through Friday, and 8:00 A.M. to 1:00 P.M. on Saturday, exclusive of national holidays. Landlord shall furnish the following services during the normal hours of operation of the Building except as noted:

          (i)     Elevator service for passenger and delivery needs.

         (ii) Heat and air conditioning at a temperature of approximately 75 degrees Fahrenheit during summer operations and at a temperature of approximately 70 degrees Fahrenheit during winter operations, subject to governmental regulations.

        (iii) Hot and cold running water for all restrooms and lavatories.

         (iv) Soap, paper towels, and toilet tissue for public restrooms.

          (v) Janitorial service, which includes sanitizing, dusting, cleaning, mopping, vacuuming and removal of trash not requiring special handling, Monday through Friday.

         (vi) Custodial, electrical and mechanical maintenance services are provided Monday through Friday.


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        (vii)     Electric power, for small desk top types of machines, or hand held devices, such as type writers, adding machines and recording machines.

       (viii) Electric lighting, at a level of at least 80 foot candles at desk height except in corridor or storage areas, and including the replacement of lamps and ballasts as needed.

         (ix) Repairs and maintenance, for maintaining in good order at all times, the exterior walls, windows, doors and roof of the Building; public corridors, stairs, elevators, storage rooms and restrooms; the air conditioning, electric and plumbing systems of the Building; and the walks paving and landscaping surrounding the Building.

          (x) General management, including supervision, inspections, record keeping, accounting, leasing and related management functions.

            (b) The services provided in subparagraph (a) herein, and the amount of Rent prescribed herein are predicated on and are in anticipation of certain usage of the Premises by Tenant as follows:

          (i) Air conditioning design is based on sustained outside temperatures being no higher than 92 degrees Fahrenheit and no lower than 22 degrees Fahrenheit with sustained occupancy of the Premises by no more than one person per 75 square feet of floor area and heat generated by electrical lighting and fixtures not to exceed 4.0 watts per square foot.

         (ii) For hours other than normal business hours, heating of the building shall be held to a minimum temperature of approximately 60 degrees Fahrenheit and cooling of the Building shall be held to a maximum temperature of approximately 80 degrees Fahrenheit.

        (iii) Electrical power usage and consumption is based on lighting of the Premises during normal business hours at a level of at least


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                        80 foot candles at desk height, and power for small desk
                        top type machines and hand held devices using 100 volt, 20 amp circuits. Such heavier use items as electric heaters, bookkeeping machines, data processing and duplicating equipment, stoves, refrigerators, X-ray machines, compressed air, and other heavy usage medical equipment and the like shall not be used or installed unless specified elsewhere herein, or by separate written consent of Landlord.

               (iv) If Tenant uses services in an amount or for a period in excess of that provided for herein, then Landlord reserves the right to charge Tenant as Additional Rent hereunder a reasonable sum as reimbursement for the direct cost of such added services. In the event of disagreement as to the reasonableness of such charge, the opinion of the appropriate local utility company or an independent professional engineering firm shall prevail.

            (c) Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use or interruption of uses of any equipment in connection with the furnishing of services referred to herein, and particularly any interruption in services by any cause beyond the immediate control of the Landlord; but Landlord shall exercise due care in furnishing adequate and uninterrupted services.

      X-RAY

            22. Tenant shall not install X-ray machines in the Premises without Landlord's approval, which approval shall not be unreasonably withheld. Tenant hereby accepts the risks of and all responsibility for any injury or damage which may result from the operation or failure of operation of any such X-ray equipment. All X-ray equipment owned or operated by Tenant must be installed and protected in a manner satisfactory to Landlord and in compliance with all governmental regulations.

      COMPRESSED AIR

            23. If Tenant is engaged in the dental profession, Tenant shall be responsible for furnishing compressed air and


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shall install all compressed air units in a manner satisfactory to Landlord.

      GENERAL LIABILITY OF TENANT

            24. Tenant shall indemnify and save harmless Landlord against all claims for damages to persons or property by reason of the use or occupancy of the Premises, and all expenses incurred by Landlord because of Tenant's use and occupancy, including attorney's fees and court costs. Tenant shall be liable for and shall hold Landlord harmless in connection with damage or injury to Landlord, the Premises and the property and persons of Landlord's other tenants, or any one else, if due to neglect of Tenant, or of any one in his control or employ.


      INSURANCE AND WAIVER OF SUBROGATION

            25. (a) Tenant shall keep in force at Tenant's expense as long as this Lease remains in effect and during such other times as Tenant occupies the Premises or any part thereof, a policy or policies of comprehensive general public liability insurance, with the premiums thereon fully paid on or before the due dates, issued by and binding upon a solvent insurance company authorized to transact business in Georgia, for Tenant's own protection covering the Premises and Tenant's use thereof. Such insurance shall afford minimum protection (which may be effected by primary and/or excess coverage) of not less than $2,000,000.00 for bodily injury or death in any one occurrence and of not less than $500,000.00 for property damage in any one occurrence. Tenant shall also keep in force as set forth above, fire, extended coverage and water damage insurance of Tenant's personal property, including, but not confined to inventory, trade fixtures, floor coverings, furniture and all other property of Tenant whether removable or not at termination of this Lease, including leasehold betterments and improvements; such insurance on leasehold betterments and improvements shall be in amounts sufficient to cover the full replacement cost of any repair or reconstruction from any such hazard during the entire term of this Lease, such insurance naming the Landlord as an additional named insured as its interest may appear.

            (b) Landlord shall keep in force public liability, fire, extended coverage and water damage insurance insuring Landlord's interest in the Building and the Premises.

            (c) Tenant shall not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, including, but not limited to, public liability, or which will prevent Landlord from securing such policies in companies acceptable to Landlord. If anything is done, permitted to be done or suffered to be done by Tenant or kept in, upon and about the Premises or Building which shall cause the rate of fire or other insurance on the Premises or Building in companies acceptable to Landlord to be increased beyond the minimum rate from time to time applicable to the Premises or the Building for the permitted use or permitted uses made thereof, Tenant shall pay, as Additional Rent hereunder, the amount of any such increase promptly upon demand by Landlord and shall cease such action until such payment is made.

            (d) Tenant waives any rights of action against Landlord for loss or damage to its improvements, fixtures and personal property in the Premises, except damage caused by gross negligence or willful misconduct of Landlord, its agents or employees.

            (e) Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, servants, partners, shareholders, officers or employees, for any loss or damage that may occur to the Premises, the Building and common areas, or any improvements thereto or thereon, or any personal property of such party therein or thereon, by reason of fire, the elements or any other cause which is insured against under the terms of the standard fire and extended coverage insurance policies referred to in subparagraphs (a) and (b) above, regardless of cause or origin, including the negligence of the other party hereto, its agents, officers, partners, shareholders, servants or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

      GOVERNMENTAL REQUIREMENTS

            26. Tenant shall, at its own expense, promptly comply with all requirements of any legally constituted governmental or public authority made necessary by reason of Tenant's occupancy of the Premises.

      ABANDONMENT OF PREMISES

            27. Tenant agrees not to abandon or vacate the Premises during the term of the Lease and to use said Premises for the purpose herein leased until the expiration hereof.

      ASSIGNMENT AND SUBLETTING

            28. Tenant may not, without the prior written consent of Landlord endorsed hereon, which consent may be arbitrarily withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. In the event that Tenant is a corporation or some other entity other than an individual, any sale of a majority or controlling interest in Tenant shall be considered an assignment for purposes of this paragraph. Consent to one assignment or sublease shall not destroy or waive this provision, and all later assignments and sub-leases shall likewise be made only upon the prior written consent of Landlord. Subtenants or Assignees shall become liable to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder.

      DEFAULT

            29. The occurrence of any one or more of the following shall constitute an Event of Default hereunder:

                (i) If Tenant shall default in the payment of Rent herein reserved when due; or

               (ii) If Tenant shall be in default in performing any of the terms or provisions of this Lease other than the provisions requiring the payment of Rent, and fails to cure such default within fifteen (15) days after the date of receipt of written notice of such default from Landlord; or

              (iii) If Tenant is adjudicated a bankrupt; or if a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the Rent or any part thereof, is, or is proposed to be, reduced or payment thereof deferred; or if Tenant's effects should be levied upon or attached under process against Tenant, not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; or

               (iv) The premises are deserted, vacated or not used as regularly or consistently as would normally be expected for similar premises put to medical office use, even though the Tenant continues to pay the stipulated Rent. Any notice provided in this paragraph may be given by Landlord, Landlord's Attorney or any Agent of Landlord.

      LANDLORD'S REMEDIES

            30. (a) Upon the occurrence of an Event of Default as defined in Paragraph 29 above, Landlord shall have the option to do and perform any one or more of the following, in addition to, and not in limitation of, any other remedy or right permitted or allowed by law or in equity or by the provisions of this Lease:

                (i) Landlord, with or without terminating this Lease, may immediately, or at any time thereafter, re-enter the Premises and correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy or abide by any term, condition, covenant, agreement or obligation of this Lease or the Rules and Regulations now or hereafter adopted or of any notice given tenant by Landlord pursuant to the terms of this Lease, and tenant shall fully reimburse and compensate Landlord upon demand.

               (ii) Landlord, with or without terminating this Lease, may immediately, or at any time thereafter, demand in writing that Tenant vacate the Premises, whereupon Tenant shall at once vacate the Premises and remove all of Tenant's effects therefrom, within ten (10) days of receipt by Tenant of such notice, and whereupon Landlord shall have the right to re-enter and repossess itself thereof, and remove all persons and effects therefrom, using such force as may be necessary, without being guilty of trespass, forcible entry, detainer or other tort. Any such demand, re-entry and repossession of the Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

              (iii) Landlord, with out without terminating this Lease, may immediately, or at any time thereafter, re-enter and re-let the Premises, or any portion thereof, at such rental and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, and Landlord may clean the Premises and make any alterations or repairs to the Premises which it may deem necessary or proper to facilitate such reletting; and Tenant shall pay all costs of such reletting, including, but not limited to the cost of any such cleaning, alterations or repairs to the Premises, attorney's fees, leasing inducements and brokerage commissions; and, if this Lease shall not have been terminated, Tenant shall continue to pay all Rent due under this Lease up to and including the date of beginning of payment of Rent by any substitute tenant of part or all of the Premises, and thereafter Tenant shall pay monthly during the remainder of the term of this Lease the difference between the Rent collected from any such subsequent tenant or tenants and the Rent reserved in this Lease, but Tenant shall not be entitled to receive any excess of any such Rent collected over the Rent reserved herein.

               (iv) Landlord may immediately, or at any time thereafter, terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of written notice of such termination; upon such termination, Landlord shall recover from Tenant all damages Landlord may suffer by reason of such termination, including, without limitation, unamortized sums expended by Landlord for construction of Tenant's improvements, all arrearages in Rent, the cost (including court costs and attorney's fees) of recovering possession of the Premises, the cost of cleaning the Premises and the cost of alterations of or repair to the Premises which is necessary or proper to prepare the Premises for reletting and, in addition thereto, Landlord, at its election, shall have and recover from Tenant either (1) an amount equal to the excess, if any, of the total amount of all Rent to be paid by Tenant for the remainder of the term of this Lease over the then reasonable rental value of the Premises for the remainder of the term of this Lease, or (2) the Rent which Landlord would be entitled to receive from Tenant pursuant to subparagraph (iii) above if the Lease were not terminated. Such election shall be made by Landlord by serving written notice upon Tenant of its choice of one or the two said alternatives within thirty (30) days of the notice of termination.

       (b) Landlord re-enters the Premises, or terminates this Lease, pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damage which may be caused by such re-entry or termination by Landlord. Tenant shall and does hereby indemnify and hold harmless Landlord from any loss, cost (including court costs and attorney's fees) or damages suffered by Landlord by reason of such re-entry or termination. No such re-entry or termination shall be considered or construed to be a forcible entry.

      (c) The exercise by Landlord of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Landlord of any one or more of the other rights and remedies herein provided. All remedies provided for in this Lease are cumulative and may, at the election of Landlord, be exercised alternatively, successively or in any other manner and are in addition to any other rights provided for or allowed by law or in equity.

      EFFECT OF TERMINATION OF LEASE

            31. Upon any termination of this Lease by Landlord, Lessee shall at once surrender possession of the Premises to Lessor and remove all of Lessee's effects therefrom. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect Rent for any period prior to the termination hereof.

      DESTRUCTION OR DAMAGE

            32. If the Premises are totally destroyed (or so substantially damaged as to be untenantable) by storm, fire, earthquake, or other casualty, this Lease shall terminate as of the date of such destruction or damage, and Rent shall be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not rendered wholly untenantable and restorable by any such casualty or casualties, Rent shall abate in such proportion as the use of the Premises has been destroyed; and, if Landlord deems that restoration is practicable and feasible, it shall restore the Premises to substantially the-same condition as before damage as soon as practicable, whereupon full Rent shall recommence. If Landlord determines that restoration of the Premises is not practicable and feasible, Landlord shall notify Tenant in writing of such determination within a reasonable time after such casualty, whereupon this Lease shall terminate upon Tenant's receipt of such notice, and Rent shall be accounted for as between Landlord and Tenant as of the date of such casualty.

      EMINENT DOMAIN

      33. If the whole of the Premises, or such portion thereof as will make the Premises unusable in the reasonable judgment of Landlord for the purposes herein leased, is condemned or taken by any legally constituted authority for any public use or purpose, then in either of said events, the term hereby granted shall cease from that time when possession thereof is taken by the condemning authorities, and Rent shall be accounted for as between Landlord and Tenant as of that date. If only a portion of the Premises is condemned or taken by any legally constituted authority for any public use or purpose, and such partial taking shall not, in the reasonable judgment of Landlord, render the remainder of the Premises unusable for the purposes herein leased, this Lease shall remain in full force and effect as to that portion of the Premises not so taken, and Rent shall be adjusted proportionately based on the number of usable square feet remaining in the Premises after such taking. Tenant shall have no right or claim to any part of any award made to or received by Landlord for such condemnation or taking, and all awards for such condemnation or taking shall be made solely to Landlord.

      SERVICE OF NOTICE

      34. Except as otherwise provided by law, Tenant hereby appoints as his agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person in charge of or occupying the Premises at the time of such proceeding or notice; and if no person be in charge or occupying the Premises, then such service of notice may be made by attaching the same to the front entrance of the Premises. A copy of all notices under this Lease shall also be mailed to Tenant's last known address, if different from the Premises.

      RIGHTS OF MORTGAGEES

      35. Tenant agrees that this Lease shall be subject and subordinate (i) to any loan deed or loan deeds now on the Premises and to all advances already made, or which may be hereafter made on account of said loan deeds, to the full extent of all debts and charges secured thereby and to all renewals or extensions of any part thereof, and to any loan deed which any owner of the Premises may hereafter, at any time, elect to place on the Premises; (ii) to any Assignment of Landlord's interest in Lease covering the Lease which now exists or which any owner of the Premises may hereafter, at any time, elect to place on the Lease; and (iii) to any Uniform Commercial Code Financing Statement covering the personal property rights of Landlord or any owner of the Premises which now exists or any owner of the Premises may hereafter, at any time, elect to place on the foregoing personal property (all of the foregoing instruments set forth in (i), (ii) and (iii) above being hereafter collectively referred to as "Security Documents"). Tenant agrees upon request of Lessor, or the holder of any Security Documents ("Holder"), to hereafter execute such paper or papers which the counsel for Landlord or Holder may deem necessary to evidence the subordination of the Lease to the Security Documents. In default of Tenant so doing, Landlord or Holder is hereby empowered to execute such paper or papers in the name of Tenant evidencing such subordination, as the act and deed of Tenant, and this authority is hereby declared to be coupled with an interest and not revocable.

      In the event of a foreclosure pursuant to any Security Documents, Tenant shall thereafter remain bound pursuant to the terms of this Lease as if a new and identical Lease between such purchaser at foreclosure ("Purchaser"), as Landlord, and Tenant, as Tenant, had been entered into for the remainder of the term hereof, and Tenant shall attorn to Purchaser upon such foreclosure sale and shall recognize such Purchaser as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of Holder or any Purchaser, any instrument or certificate that may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment.

      If the Holder of any Loan Deed or the Purchaser upon the foreclosure of any of the Security Documents shall succeed to the interest of Landlord under the Lease, Holder or Purchaser, as the case may be, shall have the same remedies, by entry, action or otherwise for the non-performance of any agreement contained in the Lease, for the recovery of Rent or for any other default or event of default hereunder that Landlord had or would have had if any such Holder or Purchaser had not succeeded to the interest of Landlord. Any such Holder or Purchaser which succeeds to the interest of Landlord hereunder, shall not be (a) liable for any act or omission of any prior lessor (including Landlord); or (b) subject to any offsets or defenses which Tenant might have against any prior lessor (including Landlord); or (c) bound by any Rent or Additional Rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord); or (d) bound by any amendment or modification of the Lease made without its consent. Nothing herein contained shall be construed to permit any Holder or Purchaser to terminate the enjoyment by

Tenant of the Premises so long as Tenant is not in default under this Lease, provided the Holder of the Security Documents has approved the Lease.

      Tenant hereby acknowledges that if the interest of Landlord hereunder is covered by an Assignment of Landlord's Interest in Lease, Tenant shall pay all Rent due and payable under this Lease directly to the Holder of the Assignment of Landlord's Interest in Lease upon notification of the exercise of the rights thereunder by the Holder thereof.

      TENANT'S ESTOPPEL

      36. Tenant shall, from time to time, upon not less than ten (10) days prior written request by Landlord, execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the dates to which the rent and other charges have been paid, that Tenant is not in default hereunder and has no off-sets or defenses against Landlord under this Lease, and whether or not to the best of Tenant's knowledge Landlord is in default hereunder (and if so, specifying the nature of the default), it being intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or by a mortgagee of Landlord's interest or assignee of any security deed upon Landlord's interest in the Premises.

      ATTORNEY'S FEES AND HOMESTEAD

      37. If any rent owing under this Lease is collected by or through an Attorney at Law, Tenant agrees to pay fifteen percent (15%) thereof as attorney's fees. Tenant waives all homestead rights and exemptions which he may have under any law against any obligations owing under this Lease and Tenant hereby assigns to Landlord his homestead and exemption.

      PARKING

      38. No rights to any parking spaces are granted under this Lease; however, Tenant and Tenant's patients and invitees shall be entitled to use the parking facilities located on the Property in common with and on the same basis as the other tenants in the Building. Landlord reserves the right to relocate, and to make alterations or additions to such parking facilities, and to promulgate and implement reasonable rules and regulations for the use of the parking facilities, including the right to impose in the future uniform parking fees which are reasonable and customary in the current market, at any time.

      STORAGE

      39. If Landlord makes available to Tenant any storage space outside the Premises, anything stored therein shall be wholly at the risk of Tenant, and Landlord shall have no responsibility of any character in respect thereto.

      WASTE DISPOSAL

      40. (a) All normal trash and waste (i.e., waste that does not require special handling pursuant to subparagraph (b) below) shall be disposed of through the janitorial service.

            (b) Tenant shall be responsible for the removal and disposal of any waste deemed by any governmental authority having jurisdiction over the matter to be hazardous or infectious waste or waste requiring special handling, such removal and disposal to be in accordance with any and all applicable governmental rules, regulations, codes, orders or requirements. Tenant agrees to separate and mark appropriately all waste to be removed and disposed of through the janitorial service pursuant to (a) above and hazardous, infectious or special waste to be removed and disposed of by Tenant pursuant to this subparagraph (b). Tenant hereby indemnifies and holds harmless Landlord from and against any loss, claims, demands, damage or injury Landlord may suffer or sustain as a result of Tenant's failure to comply with the provisions of this subparagraph (b).

      SURRENDER   OF PREMISES

      41. Whenever under the terms hereof Landlord is entitled to possession of the Premises, Tenant at once shall surrender the Premises and the keys thereto to Landlord in the same condition as at the commencement of the term hereof, natural wear and tear only excepted, and Tenant shall remove all of his property therefrom; and Landlord may forthwith re-enter the Premises and repossess itself thereof and remove all persons and effects therefrom, using such force as may be necessary without being guilty of forcible entry, detainer, trespass or other tort. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease. If the last day of the term of this Lease or any renewal thereof falls on Sunday or a legal holiday, this Lease shall expire on the business day immediately preceding.

      CLEANING PREMISES

      42. Upon vacating the Premises, Tenant agrees to clean the Premises thoroughly or to pay Landlord for the cleaning necessary to restore the Premises to their condition when Tenant's possession commenced, natural wear and tear excepted, regardless of whether any security deposit has been forfeited.

      NO ESTATE IN LAND

      43. This contract shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy or sale, and not assignable by Tenant except with Landlord's consent.

      CUMULATIVE RIGHTS

      44. All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.

      PARAGRAPH TITLES; SEVERABILITY

      45. The paragraph titles used herein are not to be considered a substantive part of this Lease, but merely descriptive aids to identify the paragraph to which they refer. Use of the masculine gender includes the feminine and neuter, and vice versa, where necessary to impart contextual continuity. If any paragraph or provision herein is held invalid by a court of competent jurisdiction, all other paragraphs or severable provisions of this Lease shall not be affected thereby, but shall remain in full force and effect.

      DAMAGE OR THEFT OF PERSONAL PROPERTY

      46. All personal property brought into the Premises shall be at the risk of the Tenant only and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any acts of co-tenants, or other occupants of the Building, or any other person, except, with respect to damage to the Premises, as may be occasioned by the negligent or willful act of the Landlord, its employees and agents.

      HOLDING OVER

      47. In the event Tenant remains in possession of the Premises after the expiration of the term hereof, or of any renewal term, with Landlord's acquiescence and without any express written agreement of the parties, Tenant shall be a tenant at will and such tenancy shall be subject to all the provisions hereof, except that the monthly Base Rent shall be an amount equal to two hundred (200%) percent of the monthly Base Rent payable hereunder upon such expiration of the term hereof, or of any renewal term, as the same would be adjusted pursuant to the provisions of Paragraph 4 hereof. There shall be no renewal of this Lease by operation of law or otherwise. Nothing in this Paragraph shall be construed as a consent by Landlord to Tenant's continued occupancy of the Premises after the expiration of the term hereof, or any renewal term.

      BUILDING ALLOWANCE AND TENANT FINISHES

      49. (a) Landlord will provide to Tenant an allowance of $23.00 per usable square foot contained within the Premises for building standard items and tenant finishes. Tenant and Landlord agree that the cost for tenant finishes and improvements in excess of such allowance which are requested by Tenant and approved by Landlord shall be paid by Tenant to Landlord, as Additional Rent hereunder, payable twenty-five (25%) percent of Tenant's estimated costs prior to the commencement of construction and the balance of actual costs upon completion and prior to occupancy. Should Tenant fail to pay for such excess tenant finishes when due as herein provided, such amount due shall accrue interest at the rate of one and one-half (l-l/2%) percent per month or fraction thereof from the date such payment is due until paid (Annual Percentage Rate-18%).

      (b) The Work Letter attached hereto as Exhibit "B", and executed by Landlord and Tenant, is hereby made a part of this Lease Agreement, the provisions of which shall control in the event of a conflict with the provisions contained in this Lease.

      RULES AND REGULATIONS

      50. The rules and regulations in regard to the Building, annexed hereto, and all reasonable rules and regulations which Landlord may hereafter, from time to time, adopt and promulgate for the government and management of the Building and common areas, including the parking facilities, are hereby made a part of this Lease and shall, during the term of this Lease, be in all things observed and performed by Tenant, his agents, employees or invitees.

      QUIET ENJOYMENT

      51. Tenant, upon payment in full of the required Rent and full performance of the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises during the term hereof. Landlord shall not be responsible for the acts or omissions of any other tenant, lessee or third party that may interfere with Tenant's use and enjoyment of the Premises.

      ENTIRE AGREEMENT

      52. This Lease contains the entire agreement of the parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

      LIMITATION OF LIABILITY

      53. Landlord's obligations and liability with respect to this Lease shall be limited solely to Landlord's interest in the Building, as such interest is constituted from time to time, and neither Landlord nor any partner of Landlord, or any officer, director, shareholder, or partner of any partner of Landlord, shall have any personal liability whatsoever with respect to this Lease.

      SUBMISSION OF AGREEMENT

      54. Submission of this Lease to Tenant for signature does not constitute a reservation of space or an option to acquire a right of entry. This Lease is not binding or effective until execution by and delivery to both Landlord and Tenant.

      CORPORATE AUTHORITY

      55. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby personally represent and warrant that Tenant is a duly organized and validly existing corporation, that Tenant is qualified to do business in the State of Georgia, that Tenant has full right, power and authority to enter into this Lease, and that each person signing on behalf of Tenant is authorized to do so. In the event any such representation and warranty is false, all persons who execute this Lease shall be individually, jointly and severally, liable as Tenant. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Tenant confirming the foregoing representations and warranties.

      SPECIAL STIPULATIONS

      56. The following Special Stipulations, if conflicting with the above provisions, shall control:

            (a) Notwithstanding any provision contained herein to the contrary, in the event Tenant is a Limited Partner of Landlord and Tenant shall transfer and assign his limited partnership interest in Duluth Professional Center, L.P., in accordance with the provisions of its Partnership Agreement, Tenant shall have the right to transfer and assign this Lease to such substituted limited partner who assumes his obligations under this Lease, whereupon Tenant, if not in default hereunder, shall thereafter be relieved of all obligations and liabilities hereunder, provided the prior written consent of said transfer, assignment and release is given by the Holder or Holders of any loan deed on the Premises.

            (b) Notwithstanding any provision contained herein to the contrary, this Lease may be terminated by Tenant, or his personal representatives, upon the death or disability of Tenant, or upon the death or disability of a majority in interest of Tenant if Tenant is other than an individual, by written notice being given to Landlord from Tenant or Tenant's personal representative, in the event of a disability, or Tenant's personal representative, in the event of such death, within three (3) months of said death or disability, in which event this Lease shall terminate sixty (60) days after the date of such notice, or such earlier date as may be agreed to by Landlord, whereupon the parties hereto shall be relieved of all obligations and liabilities hereunder, except for those obligations and liabilities which have accrued prior to such termination and such obligations and liabilities which by the provisions of this Lease shall survive any such termination. For the purposes of this Lease, the term "disability" is hereby defined as the inability of Tenant, or a majority in interest of Tenant, as the case may be, to fully perform the material duties of the practice for which the Premises are leased as set forth in Paragraph 1 of this Lease as a result of either (i) a bodily injury resulting directly from an accident or (ii) a physical or mental illness or disease, which inability continues for a period in excess of six (6) consecutive months. If Tenant is an individual, in the event of the death of Tenant, or if tenant is an entity, in the event of the death of all holders of any interest in Tenant, and Tenant's personal representatives fail to terminate this Lease pursuant to the provisions set forth above, or to transfer and assign this Lease to an assignee approved by Landlord within three
(3) months of such death, then Landlord shall have the right to terminate this Lease upon sixty (60) days' prior written notice to Tenant's personal representatives.

[ADDITIONAL SPECIAL STIPULATIONS, IF ANY, ARE SET FORTH ON EXHIBIT "D" ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE.)


      IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, the day and year first above written.

                                    LANDLORD:

                                    DULUTH PROFESSIONAL CENTER, L.P., a
                                    Georgia limited partnership

Signed, sealed and delivered        By:  DULUTH PROFESSIONAL ASSOCIATES
in the presence of:                       General Partner


________________________                  By:  ________________________
Witness                                         a Managing Partner


________________________
Notary Public


                                    TENANT:

Signed, sealed and delivered
in the presence of:                 ___________________________(SEAL)
                                    MICHAEL J. PICKFORD, M.D.

____________________________
Witness                             ___________________________(SEAL)


____________________________
Notary Public

                              RULES AND REGULATIONS

(which are referred to in the within Lease and made a part thereof)

      1. The sidewalks, entry passages, corridors, halls, elevators and stairways shall not be obstructed by tenants or used by them for any purpose other than those of ingress and egress. The floors, skylights and windows that reflect or admit light into any place in said building shall not be covered or obstructed by Tenants. The water closets and other water apparatus shall not be used for any other purpose than those for which they were constructed and no sweepings, rubbish or other obstructing substances shall be thrown therein.

      2. No advertisement or other notice shall be inscribed, painted or affixed on any part of the outside or inside of said building, except upon the doors, and of such order, size and style, and at such places, as shall be designated by Landlord. Interior signs on doors will be ordered for tenants by Landlord, the cost thereof to be charged to and paid for by tenants.

      3. No tenant shall do or permit to be done in his Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on property kept therein, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health. Tenants, their clerks and servants, shall maintain order in the Premises and the Building, shall not make or permit any improper noise in the Premises or the Building or interfere in any way with other tenants or those having business with them. Nothing shall be thrown by tenants, their clerks or servants, out of the windows or doors, or down the passages or skylights of the Building. No rooms shall be occupied or used as sleeping or lodging apartments at any time. No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices, and no intoxicating liquor or liquors shall be sold in the Building.

      4. Tenants shall not employ any persons other than the janitors of Landlord (who will be provided with pass-keys into the offices) for the purpose of cleaning or taking charge of the Premises, except as may be specifically provided otherwise in the Lease.

      5. No animals, birds, bicycles or other vehicles shall be allowed in the offices, halls, corridors, elevators or elsewhere in the Building, without the approval of Landlord.

      6. All tenants and occupants shall observe strict care not to leave their windows open when it rains or snows and, for any fault or carelessness in any of these respects, shall make good any injury sustained by other tenants and by Landlord for damage to paint, plastering or other parts of the Building resulting from such fault or carelessness. No painting shall be done, nor shall any alterations he made to any part of the Building or the Premises by putting up or changing any partitions, doors, or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering, nor shall any connection be made in the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Landlord. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole and, when any part thereof shall be broken by tenant, or tenant's agent, the same shall be immediately replaced or repaired by tenant and put in order under the direction and to the satisfaction of Landlord, or its agents, and shall be kept whole and in good repair. Tenants shall not injure, overload, or deface the Building, the woodwork or the walls of the Premises, nor carry on upon the Premises any noxious, noisy or offensive business.

      7. Two keys for each office (or the equivalent of approximately 400 square feet) will be furnished tenants without charge. No additional locks or latches shall be put upon any door without the written consent of Landlord. Tenants, at the termination of their lease, shall return to Landlord all keys to doors in the Building.

      8. Landlord in all cases retains the power to prescribe the weight and position of iron safes or other heavy articles. Tenants must make arrangements with the superintendent of the Building when the elevator is required for the purpose of the carrying of any kind of freight.

      9. The use of burning fluid, camphene, benzine, kerosene or anything except gas or electricity, for lighting the Premises, is prohibited. No offensive gases or liquids will be permitted.

      10. If Tenants desire blinds, coverings or drapes over the windows, they must be of such shape, color and material as may be prescribed by Landlord, and shall be erected only with Landlord's consent and at the expense of the tenant desiring them. No awnings shall be placed on the Building.

      11. If tenants require wiring for a bell or buzz system, such wiring shall be done by the electrician of the Building only, and no outside wiring men shall be allowed to do work of this kind unless by the written permission of Landlord, or its agent. If telegraphic or telephonic service is desired, the wiring for same shall be done as directed by the electrician of the Building or by some other employee of Landlord who may be instructed by the superintendent of the Building to supervise same, and no boring or cutting for wiring shall be done unless approved by Landlord or its representatives, as stated.

      12. At Landlord's discretion, the Building may be in the charge of a night watchman, and every person entering or leaving the Building may be questioned by the watchman as to the visitor's business in the Building and shall sign his or her name on a form provided by the Building for so registering such persons.

                                   EXHIBIT "A"

All that tract or parcel of land lying and being in Land Lot 295 of the 6th District, Gwinnett County, Georgia, being more particularly described as follows:

BEGINNING at an iron pin set on the south right-of-way line of Duluth-Park Lane (60-foot right-of-way), North 70 degrees 12 minutes 05 seconds East, 201.00 feet as measured along the south right-of-way line of Duluth Park from an iron pin set at its intersection with the east right-of-way line of Pleasant Hill Road (150-foot right-of-way); running thence North 70 degrees 12 minutes 05 seconds East along the south right-of-way line of Duluth Park Lane, 244.49 feet to an iron pin found; thence South 19 degrees 47 minutes 55 seconds East, 518.39 feet to an iron pin found on the north line of property now or formerly owned by Gwinnett County, Georgia; thence South 89 degrees 28 minutes 40 seconds West along the north line of said Gwinnett County property and the north line of property now or formerly owned by the City of Duluth, 562.73 feet to an iron pin set on the east right-of-way line of Pleasant Hill Road; thence northwesterly along the east right-of-way line of Pleasant Hill Road and following its arc to the left (which arc has a radius of 1198.92 feet; chord: North 04 degrees 03 minutes 44 seconds West, 149.08 feet), 149.18 feet to an iron pin set; thence North 78 degrees 27 minutes 05 seconds East, 250.00 feet to an iron pin set; thence North 20 degrees 05 minutes 30 seconds West, 225.00 feet to the point of beginning; said tract containing 3.7681 acres according to plat of survey for Duluth Professional Associates, prepared by Ian M. Bragg, Georgia Registered Land Surveyor No. 2196, of Bragg, Wood & Associates, Inc., dated June 6, 1989, being the same property designated as Lot 2 of Block B on Final Plat of Unit One, Howell Station Commercial Center, prepared by Development Consultants Group, dated November 2, 1987, last revised May 4, 1989, to be recorded in the plat records of Gwinnett County, Georgia.

                                  EXHIBIT "A-1"


THE EXACT LOCATION OF THE PREMISES WILL BE DETERMINED BY TENANT
AND LANDLORD AT A FUTURE DATE.  UPON SUCH DETERMINATION, THE
PREMISES SHALL BE OUTLINED ON AN EXHIBIT "A-1" TO BE SUBSTITUTED
HEREFOR.

                            EXHIBIT "B" (WORK LETTER)
                            ATTACHED TO LEASE BETWEEN
                   DULUTH PROFESSIONAL CENTER, L.P. (LANDLORD)
                                       AND
                       MICHAEL J. PICKFORD, M.D. (TENANT)


      To induce Tenant to enter into the Lease (to which this Exhibit "B" is attached) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

      1. Landlord shall construct, or cause to be constructed, the Premises (the "Work") in accordance with the Plans (hereinafter defined). Landlord shall cause a preliminary layout to be prepared with Tenant's cooperation and for Tenant's approval. Tenant's failure to approve or disapprove the layout within ten days of its submission shall be deemed an approval. Upon approval of the layout, Landlord shall prepare, or cause to be prepared, working drawings for the construction of the work, adequate in detail to perform the Work and shall have mechanical (sprinkler, air conditioning, heating, electrical and plumbing) drawings prepared by Landlord's mechanical engineer covering mechanical elements of the Work (together with the preliminary layout, the drawings are referred to as the "Plans"). The Plans (and any modifications thereof) shall comply with all governmental standards, regulations and requirements and shall be subject to Landlord's approval (which approval shall not be unreasonably withheld). Tenant's failure to approve or disapprove the Plans within ten years of submission shall be deemed an approval. Tenant shall not unreasonably withhold its approval of the Plans or any part thereof.

      2. Any other work desired by Tenant, and approved by Landlord (which approval shall not be unreasonably withheld), shall be performed by Landlord or Landlord's contractors, unless Landlord otherwise consents in writing. If Tenant desires any work in addition to the Work described in Section 1 hereof ("Additional Work"), Tenant shall cause the necessary drawings, plans and specifications for the Additional Work to be included on the Plans, or shall submit to Landlord or Landlord's agent (at Tenant's sole cost and expense) the necessary drawings, plans and specifications for the Additional Work within ten days of submission of the Plans to Tenant for approval. Prior to commencing any such Work or Additional Work requested by Tenant, Landlord or Landlord's agent shall submit to Tenant a written estimate of the cost of such work and, if applicable, Additional

Work. Such costs shall include a fee of five (5%) percent of Tenant's construction costs to cover the cost of administration of the Work and Additional Work. If Tenant shall fail to approve said estimate within ten days from the receipt thereof, the same shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized to proceed thereon. If Tenant desires any changes in the Additional Work after having approved the initial plans and cost estimate, Tenant shall be required to sign such field order changes requested by Landlord or Landlord's contractors or agents to evidence any such change desired by Tenant. Tenant acknowledges that no cost estimate will be given for any changes in the Work or Additional Work after the initial cost estimate has been approved by Tenant, and Tenant shall be responsible for any and all costs associated with any such change.

      3. (a) In addition to the building allowance provided in Paragraph 49 of the Lease, which building allowance shall be applied toward the cost of the Work and the excess, if any, toward the Additional Work, Landlord shall provide Tenant a planning allowance of $1.35 per square foot of usable area contained within the Premises ("planning allowance") to be applied toward the cost of preparing the Plans, the cost of any changes to the Plans and any costs necessary to file the plans with, and obtain the necessary permits and approvals of, any governmental authority having jurisdiction thereof.

      (b) Any costs in excess of said planning allowance shall be due and payable by Tenant to Landlord within ten (10) days after receipt by Tenant of a statement therefor. Any costs of the Work and Additional Work in excess of the building allowance specified in the Lease shall be due and payable as provided in the Lease.

      4. Landlord, at Landlord's discretion, may permit Tenant and Tenant's agents to enter the Premises prior to the commencement date of the term of the Lease in order that Tenant may do such other work as may be required by Tenant to make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to such commencement date, such permission is conditioned upon Tenant and its agents, contractors, employees and invitees working in harmony and not interfering with Landlord and its agents, contractors and employees is doing Landlord's Work in the Premises or for other tenants and occupants of the building. If at any time such entry shall cause or threaten to cause disharmony or interference, Landlord shall have the right to withdraw such permission upon 24 hours notice to Tenant. Tenant agrees that any such entry into and occupation of the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease except as to the covenant to pay the rent, and further agrees Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's work and installations made in the Premises or to properties placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk.

      5. If the substantial completion of the Premises by Landlord is delayed due to any act or omission of Tenant or Tenant's representatives, including any delays by Tenant in the submission of plans, drawings, specifications or other information or in approving any drawings or estimates or in giving any authorization or approval, the Premises shall be deemed substantially completed on the date when they would have been ready but for such delay.

TENANT:                             LANDLORD:

                                    DULUTH PROFESSIONAL CENTER, L.P.
__________________________
MICHAEL J. PICKFORD, M.D.           By:   DULUTH PROFESSIONAL ASSOCIATES
                                          General Partner

__________________________
                                          By:_______________________
                                                a Managing Partner

                                   EXHIBIT "C"

                    ACKNOWLEDGEMENT, ACCEPTANCE AND AMENDMENT

                      (TO BE ATTACHED TO AND MADE A PART OF
                         LEASE AGREEMENT BETWEEN DULUTH
                    PROFESSIONAL CENTER, L.P., LANDLORD, AND
                       MICHAEL J. PICKFORD, M.D. (TENANT)
                           DATED_____________________.

      Tenant hereby acknowledges that the Premises demised pursuant to the Lease to which this Exhibit "C" is attached (the "Lease"), and all tenant finish items to be completed by the Landlord, or Landlord's contractors, have been satisfactorily completed in every respect, except for the punchlist items set forth below, and Tenant hereby accepts said Premises as substantially complete and ready for the uses intended as set forth in the Lease. Landlord shall complete the punchlist items, if any, as soon as is reasonably possible. Possession of the Premises is hereby delivered to Tenant, and any damages to walls, ceilings, floors or existing work, except for any damages caused by Landlord or Landlord's contractors in completing any punchlist items, shall be the sole responsibility of Tenant.

      If any improvements or tenant finishes are to be constructed or installed by Tenant or Tenant's contractors, as previously approved by Landlord, Tenant hereby agrees to indemnify and hold harmless Landlord from and against any claims, demands, loss or damage Landlord may suffer or sustain as a result of such work by Tenant or Tenant's contractors, including, without limitation, any claim of lien which may be filed against the Premises or Landlord's property as a result of such work by Tenant's contractors or representatives. In the event any such claim of lien is filed against Landlord's property by any contractor, laborer or materialman performing work on the Premises at Tenant's direction, Tenant agrees to cause such lien to be discharged, by payment of the claim or bond, within ten (10) days of receipt of demand by Landlord.

      Tenant and Landlord hereby further acknowledge and agree as follows:

1. The Commencement Date (as defined in the lease) is ______________, and the Expiration Date (as defined in the Lease) is
            _________________________.

2. The exact usable square feet contained within the Premises is _________ square feet; and if differing from Exhibit "A-1" attached to the Lease, the Premises are as shown and outlined in red on Exhibit "C-1" attached hereto.

3. The initial Base Rent payable under the Lease is $__________________ per month, payable as provided in the Lease.

4.          Rent under the Lease will commence as of ________________.

5.          Tenant intends to occupy the Premises on _____________________.

6. _______________ (No.) keys to the Premises have been delivered to Tenant or Tenant's representative.

7. The following punch list items are all that remain to be completed by Landlord or Landlord's contractor:
















8. This Acknowledgement, Acceptance and Amendment, when executed by Landlord and Tenant, shall be attached to and shall become a part of the Lease. If any provision contained herein conflicts with any provision of the Lease, the provisions hereof shall supersede and control, and the Lease shall be deemed modified and amended to conform with the provisions hereof.

9.          Other agreements or modifications:

      IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands and seals, this ___ day of _________________, 19__.

TENANT:                             LANDLORD:

                                    DULUTH PROFESSIONAL CENTER, L.P.

_________________________           By:  DULUTH PROFESSIONAL
MICHAEL J. PICKFORD, M.D.                 ASSOCIATES
                                          General Partner



_________________________           By:______________________________
                                          a Managing Partner

STATE OF GEORGIA
                       SECOND AMENDMENT TO LEASE AGREEMENT
COUNTY OF GWINETT


        THIS AMENDMENT, made and entered into this 14th day of February, 1995, by and between DULUTH PROFESSIONAL CENTER, L.P., a Georgia limited partnership whose General Partner is Duluth Professional Associates, with its principal office at 975 Johnson Ferry Road, N.E., Suite 450, Atlanta, Georgia, first party (hereinafter called "Landlord") and GWINNETT PULMONARY GROUP, P.C. and ATLANTA EAR, NOSE & THROAT ASSOCIATES, P.C. (hereinafter collectively called "Tenant");

                                  WITNESSETH:

        WHEREAS, Landlord and Michael J. Pickford, M.D. (the "Original Tenant") entered into that certain Lease Agreement dated December 29, 1989, the Original Tenant having transferred to Tenant a 50% interest in said Lease Agreement by Transfer and Assignment of Lease dated August 16, 1990, as amended by Acknowledgment, Acceptance and Amendment dated October 31, 1990, the remaining interest of the Original Tenant having been transferred to Atlanta Ear, Nose & Throat Associates, P.C. by Transfer and Assignment of Lease dated as of January 1, 1995, for the demise of certain premises containing 1,641 square feet of usable space in a medical office building located at 3540 Duluth Park Lane, Duluth, Gwinnett County, Georgia (hereinafter referred to as the "Lease"); and

        WHEREAS, Landlord and Tenant desire to enter into this Amendment to extend the term of the Lease;

        NOW, THEREFORE, in consideration of the premises hereof, the mutual benefits to be derived hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. The term of the Lease is hereby extended and the Lease is hereby modified and amended to provide that the term of the Lease shall expire at noon on the 31st day of December, 1999.

        2. Effective February 1, 1995, the annual Base Rate, as set forth in Paragraph 13 of the Lease shall be increased from $5.50 per average occupied usable square foot to $6.50 per average occupied usable square foot, for purposes of calculating Tenant's Share of excess Operating Expenses.

        3. Tenant hereby acknowledges that the current monthly Base Rent payable under the Lease as of February 1, 1995, is $3,254.69, subject to annual increase on October 1 of each year during the term of this Lease, commencing October 1, 1995, in accordance with the provisions of Paragraph 4 of the Lease. Notwithstanding the foregoing, Tenant shall not be obligated for the payment of the monthly Base Rent for the one-half of the month of February, 1995, in the amount of $1,627.35, Landlord hereby granting to Tenant a one-half month's abatement of Base Rent.

        4. Except as specifically modified and amended hereby, all other terms, conditions and provisions of the lease shall otherwise remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands and seals, the day and year first above written.

                                LANDLORD:

Signed, sealed and delivered    DULUTH PROFESSIONAL CENTER, L.P., a
in the presence of:             Georgia limited partnership

                                By:     DULUTH PROFESSIONAL
____________________________            ASSOCIATES, a Georgia general
Witness                                 partnership
                                        General Partner

____________________________            By:____________________________
Notary Public
                                           a Managing Partner

Signed, sealed and delivered    TENANT:
in the presence of:
                                GWINNETT PULMONOLOGY GROUP, P.C.

____________________________    By: ___________________________________
Witness
                                Title: ________________________________

____________________________    By: ___________________________________
Notary Public
                                Title: ________________________________

                                (CORPORATE SEAL)

                                         ATLANTA EAR, NOSE & THROAT
                                         ASSOCIATES, P.C.

Signed, sealed and delivered in the
presence of:

                                         By:____________________________________

______________________________________   Title:_________________________________
Witness


                                         By:____________________________________

______________________________________
Notary Public                            Title:_________________________________

                                         (CORPORATE SEAL)

        Notwithstanding the foregoing consent, any subsequent transfer and assignment of the Lease shall require the consent and approval of the undersigned, all as provided in Paragraph 25 of the Lease.

        WITNESS the hand and seal of the undersigned, this 7th day of March, 1996.

                                         DULUTH PROFESSIONAL CENTER, L.P.

                                         By:  DULUTH PROFESSIONAL
                                              ASSOCIATES, General Partner

                                         By:____________________________________
                                              a Managing Partner

STATE OF GEORGIA   )
                   )    TRANSFER AND ASSIGNMENT OF LEASE
COUNTY OF GWINNETT )


        FOR VALUE RECEIVED, the undersigned, MICHAEL J. PICKFORD, M.D. (hereinafter referred to as "Assignor"), does hereby transfer, assign, set over and convey unto ATLANTA, EAR, NOSE & THROAT ASSOCIATES, P.C., a Georgia professional corporation (hereinafter referred to as "Assignee") all of his right, title and interest (being an undivided fifty (50%) percent interest), in, to and under that certain Lease Agreement between Duluth Professional Center, L.P., as Landlord, and Assignor, as Tenant, dated December 29, 1989, Assignor having transferred to Tenant a 50% interest in said lease Agreement by Transfer and Assignment of Lease dated August 16, 1990, as amended by Acknowledgment, Acceptance and Amendment dated October 31,1990, for the demise of 1,641 square feet of usable space in a medical office building located at 3540 Duluth Park Lane, Duluth, Gwinnett County, Georgia (hereinafter referred to as the "Lease").

        By its execution hereof, Assignee does hereby assume and agree to perform and discharge all obligations and liabilities of Assignor under this Lease, in the same manner as if Assignee were the original signatory thereof as a Tenant thereunder.

        Assignor and Assignee have agreed that this Transfer and Assignment shall be effective as of the 1st day of January, 1995.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals, this the 14th day of February, 1995.

ASSIGNOR:                               ASSIGNEE:
                                        ATLANTA EAR NOSE & THROAT
                                        ASSOCIATES, P.C.
__________________________(SEAL)
MICHAEL J. PICKFORD, M.D.
                                        By:__________________________________

                                        Title:_______________________________

                                        Attest:______________________________

                                        Title:_______________________________

                                        (CORPORATE SEAL)

                 CONSENT OF LANDLORD TO TRANSFER AND ASSIGNMENT

        FOR AND IN CONSIDERATION of the assumption by the Assignee named in the within and foregoing Transfer and Assignment of Lease of all of the obligations and liabilities of the Assignor named therein under the Lease referred to therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord does hereby consent and agree to the transfer and assignment by Assignor to Assignee of all of his right, title and interest in, to and under said Lease.

STATE OF GEORGIA   )
                   )    THIRD AMENDMENT TO LEASE AGREEMENT
COUNTY OF GWINNETT )


        THIS AMENDMENT, made and entered into this 21st day of September, 1995, by and between DULUTH PROFESSIONAL CENTER, L.P., a Georgia limited partnership whose General Partner is Duluth Professional Associates, with its principal office at 975 Johnson Ferry Road, N.E., Suite 450, Atlanta, Georgia, first party (hereinafter called "Landlord") and GWINNETT PULMONARY GROUP, P.C. and ATLANTA EAR, NOSE & THROAT ASSOCIATES, P.C. (hereinafter called "Tenants"), with Michael J. Pickford, M.D. (hereinafter called "Guarantor") joining in the execution hereof for the purposes hereinafter set forth;

                             W I T N E S S E T H :

        WHEREAS, Landlord and Michael J. Pickford, M.D. (the "Original Tenant") entered into that certain Lease Agreement dated December 29, 1989, the Original Tenant having transferred a 50% interest in said Lease Agreement to Gwinnett Pulmonary Group, P.C. by Transfer and Assignment of Lease dated August 16, 1990 as amended by Acknowledgment, Acceptance and Amendment dated October 31, 1990, the remaining 50% interest of the Original Tenant having been transferred to Atlanta Ear, Nose & Throat Associates, P.C. by Transfer and Assignment of Lease as of January 1, 1995, and as further amended by Second Amendment to Lease Agreement dated February 14, 1995, for the demise of certain Premises containing 1,641 square feet of usable space in a medical office building located at 3540 Duluth Park Lane, Duluth, Gwinnett County, Georgia (hereinafter referred to as the "Lease"); and

        WHEREAS, Landlord and Tenant desire to enter into this Amendment to extend the term of the Lease;

        NOW, THEREFORE, in consideration of the premises hereof, the mutual benefits to be derived hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. The term of the Lease is hereby extended and the Lease is hereby modified and amended to provide that the term of the Lease shall expire at noon on the 30th day of September, 2000.

        2. Except as specifically modified and amended hereby, all other terms, conditions and provisions of the Lease shall otherwise remain unchanged and in full force and effect.

        3. Guarantor hereby joins in the execution of this Amendment to guarantee the performance and discharge by Tenant of all obligations and liabilities of Tenant under the Lease, as modified and amended hereby; and Guarantor does hereby unconditionally guarantee the performance by Tenant of all of its obligations and liabilities under the provisions of the Lease. Guarantor hereby agrees that Landlord may bring suit against Guarantor with or without first or contemporaneously suing Tenant or any other guarantor of Tenant or otherwise seeking performance or proceeding to collect from Tenant or any other guarantor of Tenant in the event of a default under the Lease; and Guarantor further covenants with Landlord that, if default shall at any time be made by Tenant in the payment of Rent or the performance of any other covenants contained in the Lease, Guarantor will pay to Landlord, its successors and assigns, the Rent or any arrears thereof, and all damages that may arise in consequence of any default by Tenant under the Lease, upon receipt of written notice of such default from Landlord, its successors or assigns. Until all obligations of Tenant to Landlord under the Lease have been paid and performed in full, Guarantor shall have no right of subrogation to Landlord against Tenant and Guarantor hereby waives any rights to enforce any remedy which Landlord may have against Tenant and any rights to participate in any security for the Lease. This guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall be in no way affected or diminished by reason of any extension, renewal, amendment or modification of the Lease, which extension, renewal, amendment

        IN WITNESS WHEREOF, Landlord, Tenant and Guarantor have hereunto set their hands and seals, the day and year first above written.

                                         LANDLORD:

Signed, sealed and delivered             DULUTH PROFESSIONAL CENTER, L.P.
in the presence of:                      a Georgia limited partnership.

_____________________________________
Witness                                  By: DULUTH PROFESSIONAL ASSOCIATES,
                                             a Georgia general partnership
                                             General Partner

_____________________________________
Notary Public                            By:___________________________________
                                             a Managing Partner

                                         TENANT:

Signed, sealed and delivered             GWINNETT PULMONARY GROUP, P.C.
in the presence of:

_____________________________________    By:___________________________________
Witness
                                         Title:________________________________

_____________________________________
Notary Public                            By:___________________________________

                                         Title:________________________________

                                         (CORPORATE SEAL)

Signed, sealed and delivered             ATLANTA EAR, NOSE & THROAT
in the presence of:                      ASSOCIATES, P.C.

____________________________________     By:_________________________________
Witness
                                         Title:______________________________
____________________________________
Notary Public
                                         By:_________________________________

                                         Title:______________________________

                                         (CORPORATE SEAL)


                                         GUARANTOR:

                                         ____________________________________
                                         MICHAEL J. PICKFORD, M.D.
____________________________________
Witness

____________________________________
Notary Public

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

        This Agreement made this 21st day of September, 1995, among TRUST COMPANY BANK, a Georgia banking corporation (hereinafter referred to as "Lender"), GWINNETT PULMONARY GROUP, P.C. and ATLANTA EAR, NOSE & THROAT ASSOCIATES, P.C. (hereinafter referred to as "Tenant") and DULUTH PROFESSIONAL CENTER, L.P., a Georgia limited partnership (hereinafter referred to as "Landlord").

                                  WITNESSETH:

        WHEREAS, Landlord and Michael J. Pickford, M.D. entered into that certain Lease Agreement dated December 29, 1989, a one-half interest therein having been transferred to Gwinnett Pulmonary Group, P.C. by Transfer and Assignment dated August 16, 1990, as amended by Acknowledgement, Acceptance and Amendment dated October 31, 1990, a one-half interest therein having been transferred to Atlanta Ear, Nose & Throat Associates, P.C. by Transfer and Assignment dated February 14, 1995, as further amended by Second Amendment to Lease Agreement dated February 14, 1995, and as further amended by Third Amendment to Lease Agreement dated September 21, 1995 (hereinafter referred to as the "Lease") relating to the premises know as Suite 240 of the medical office building located at 3540 Duluth Park Lane, Gwinnett County, Georgia (hereinafter referred to as the "Premises"); and

        WHEREAS, Lender has made or has committed to make a loan to landlord secured by a security deed from Landlord (hereinafter referred to as the "Mortgage") and an assignment of leases and rents from Landlord to Lender covering the Premises (hereinafter referred to as the "Assignment"); and

        WHEREAS, Tenant has agreed that the Lease shall be subject and subordinate to the Mortgage held by Lender, provided Tenant is assured of continued occupancy of the Premises;

        NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

        1. Lender, Tenant and Landlord do hereby covenant and agree that the Lease with all rights, options, liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Mortgage and to any advancements made thereunder and to any renewals, modifications, consolidations, replacements and extensions thereof.

        2. Lender does hereby agree with Tenant that, so long as Tenant complies with and performs its obligations under the Lease, (a) Lender will take no action which will interfere with or disturb Tenant's possession or use of the Premises or other rights under the Lease, and (b) in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the term of the Lease in accordance with the provisions thereof, provided, however, that Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord except those which arose under the provisions of the Lease out of such landlord's default and accrued after Tenant had notified Lender and given Lender the opportunity to cure same as hereinbelow provided, nor shall Lender be liable for any act or omission of any prior landlord, nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord nor shall it be bound by any amendment or modification of the Lease made without its consent.

        3. Landlord and Tenant do hereby agree that, without Lender's prior written consent, they will not modify, terminate or accept surrender of the Lease and will not reduce, abate, or pay or accept prepayment of any rent (except the regular monthly rental payments required by the Lease to be paid in advance). Tenant does hereby agree not to look to Lender as mortgagee, in possession, or successor in title to the Property for accountability for any act or omission of any prior landlord, including Landlord, or for any security deposit required by any prior landlord under the Lease unless such sum has actually been received by Lender as cash security for Tenant's performance of the Lease.

        4. Tenant does hereby agree with Lender that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further convenants and agrees to execute and deliver upon request of Lender, or its assigns, an appropriate agreement of attornment by any subsequent titleholder of the Premises.

        5. So long as the Mortgage remains outstanding and unsatisfied, Tenant will mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given Landlord by Tenant under and pursuant to the terms and provisions of the Lease and no such notice shall be effective as against Lender unless a copy thereof is also mailed to Lender. At any time before the rights of the landlord shall have been forfeited or adversely affected because of any default of the landlord, or within the time permitted the landlord for curing any default under the Lease as therein provided (but not less than sixty (60) days from the receipt of notice), Lender may, but shall have no obligation to, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of the landlord by the terms of the Lease; and all payments so made and all things do done and performed by Lender shall be as effective to prevent the rights of the landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by the landlord.

        6. Tenant acknowledges that Landlord will execute and deliver to Lender an assignment of the Lease as security for said loan, and Tenant hereby expressly consents to such assignment. Tenant agrees upon notification by Lender to make any payments due under the Lease directly to Lender and to otherwise perform as directed by it.

        7. Landlord and Tenant hereby certify to Lender that the Lease has been duly executed by Landlord and Tenant and is in full force and effect; that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Premises, and the Lease has not been modified or amended except as specified herein; that to the knowledge of Landlord and Tenant no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to be come due thereunder.

        8. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, election, demand, request or response, if given to Lender, shall be addressed as follows:

        Trust Company Bank
        701 Duluth Highway, N.W.
        Lawrenceville, Georgia 30245

and, if given to Tenant, shall be addressed as follows:

        ATLANTA EAR, NOSE & THROAT ASSOCIATES, P.C.
        Suite 240, 3540 Duluth Park Lane
        Duluth, Georgia 30136

and, if given to Landlord, shall be addressed as follows:

        Duluth Professional Center, L.P.
        c/o The Lea Richmond Company
        Suite 450, 975 Johnson Ferry Road
        Atlanta, Georgia 30342

        9. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "landlord" refers to Landlord and to any successor to the interest of Landlord under the Lease.

        IN WITNESS THEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

Signed, sealed and delivered            LENDER:
in the presence of:                     TRUST COMPANY BANK


_________________________________       By: ________________________________
Witness                                 Name: ______________________________
                                        Title: _____________________________

_________________________________
Notary Public                           (BANK SEAL)


Signed, sealed and delivered            TENANT:
in the presence of:                     ATLANTA EAR, NOSE & THROAT
                                        ASSOCIATES, P.C.

_________________________________       By:________________________________
                                        Name:______________________________
                                        Title:_____________________________


_________________________________       (CORPORATE SEAL)
Notary Public


Signed, sealed and delivered            TENANT:
in the presence of:                     GWINNETT PULMONARY GROUP, P.C.


_________________________________       By:________________________________
Witness                                 Name:______________________________
                                        Title:_____________________________

_________________________________
Notary Public                           (CORPORATE SEAL)

Signed, sealed and delivered            LANDLORD:
in the presence of:                     DULUTH PROFESSIONAL CENTER, L.P.
                                        By:  Duluth Professional Associates
                                             General Partner

                                        By:                          (SEAL)
-------------------------------            --------------------------
Witness
                                        Name:
                                             ------------------------------

                                        Title:   Managing Partner
                                              -----------------------------

-------------------------------
Notary Public                           (CORPORATE SEAL)